DREYFUS BASIC GNMA FUND
(FORMERLY DREYFUS INVESTORS GNMA FUND)
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus BASIC GNMA Fund. As you know, the Dreyfus BASIC GNMA Fund changed its name from the Dreyfus Investors GNMA Fund on November 1, 1995.
    For its annual reporting period ended December 31, 1995, your Fund produced a total return of 16.62%.* Income dividends of approximately $1.024 per share were paid, which is equivalent to an annualized distribution rate per share of 6.66%.**
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other, and all other short-term rates are based on it.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November _ the increase in the Consumer Price Index was flat for the first time in 41\2 years _ and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate _ the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of an economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.
    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
THE PORTFOLIO
    For the year ended December 31, 1995, the total return for your Fund was 16.62%. This performance lagged the 17.05% return for the Lehman Brothers GNMA Index.*** Dividends paid from net investment income for the 12-month period were approximately $1.024 per share. The annualized distribution rate per share for the annual period was 6.66%, based on the closing net asset value on December 31, 1995.

    With interest rates declining over the course of last year, we have made some specific adjustments to the portfolio. These adjustments were made in an attempt to curtail the negative impact that faster prepayments would normally have on mortgages at this point in the interest rate cycle. The Fund's portfolio has been restructured so that nearly all of the mortgage securities held are seasoned. This means that these mortgage securities were issued at least two years ago and have been through at least one refinancing cycle and will probably withstand the negative effects of another. We believe these seasoned securities should prepay more slowly than recently issued mortgage securities and should provide the shareholder with a better total return.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                              Very truly yours,

                          [Garitt A. Kono signature logo]


                              Garitt A. Kono
                              Portfolio Manager
January 15, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.
***SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Unlike the Fund, the Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.


DREYFUS BASIC GNMA FUND                                   DECEMBER 31, 1995
(FORMERLY DREYFUS INVESTORS GNMA FUND)
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS BASIC GNMA
FUND AND
THE LEHMAN BROTHERS GNMA INDEX
[Exhibit A
Dollars
$21,970
Lehman Brothers
GNMA Index*
$20,556
Dreyfus BASIC
GNMA Fund
*Source: Lehman Brothers]

AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                FIVE YEARS ENDED              FROM INCEPTION (8/5/87)
                              DECEMBER 31, 1995             DECEMBER 31, 1995             TO DECEMBER 31, 1995
                               ___________                  ___________                   ______________
                              16.62%                        8.75%                         8.95%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus BASIC GNMA Fund on 8/5/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers GNMA Index on that date. For comparative purposes, the value of the Index on 7/31/87 is used as the beginning value on 8/5/87. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in Ginnie Maes and its performance, shown in the line graph, takes into account all applicable fees and expenses. Unlike the Fund, the Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15 and 30-year fixed-rate GNMA securities backed by mortgage pools of the Government National Mortgage Association. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS BASIC GNMA FUND
(FORMERLY DREYFUS INVESTORS GNMA FUND)
STATEMENT OF INVESTMENTS                                                                               DECEMBER 31, 1995
                                                                                                    PRINCIPAL
BONDS AND NOTES-98.6%                                                                                AMOUNT          VALUE
                                                                                                      _______         _______
MORTGAGE-BACKED SECURITIES-86.0%
Government National Mortgage Association I:
    7%, 6/15/2008-12/15/2023................................................                      $ 14,588,827    $ 14,802,140
    7 1/2% (a)..............................................................                         4,000,000       4,132,480
    7 1/2%, 9/15/2021-6/15/2025.............................................                         8,556,221       8,814,340
    8%, 6/15/2016-11/15/2024................................................                         3,454,205       3,604,466
    8 1/2%, 8/15/2018-2/15/2025.............................................                         3,199,518       3,370,773
    9%, 5/15/2016-11/15/2022................................................                         2,617,465       2,792,154
    9 1/2%, 1/15/2017-12/15/2021............................................                         1,280,279       1,381,678
                                                                                                                        ______
                                                                                                                    38,898,031
                                                                                                                        ______
Government National Mortgage Association II:
    9%, 3/20/2016-9/20/2021.................................................                           243,425         257,722
    9 1/2%, 9/20/2021-12/20/2021............................................                           434,743         464,934
                                                                                                                        ______
                                                                                                                       722,656
                                                                                                                        ______
Government National Mortgage Association I:
    Project Loan;
    9 1/4%, 10/15/2023......................................................                           963,301       1,023,199
                                                                                                                        ______
Federal Home Loan Mortgage Corp.,
    Real Estate Mortgage Investment Conduit:
    Ser.77, Cl. F,
      8 1/2%, 6/15/2017.....................................................                           200,000         202,068
    Ser.86, Cl. F,
      9%, 10/15/2020........................................................                           300,000         340,656
    Ser.128, Cl. H,
      8 3/4%, 9/15/2019.....................................................                           805,806         832,542
    Ser.1030, Cl. E,
      9%, 3/15/2019.........................................................                           979,685       1,018,804
    Ser.1092, Cl. J,
      8 1/2%, 5/15/2020.....................................................                         1,000,000       1,070,900
    Ser.1395, Cl. C,
      6%, 11/15/2018........................................................                         1,658,080       1,649,740
    Ser.1455, Cl. K,
      7%, 6/15/2020.........................................................                         1,500,000       1,498,905
                                                                                                                        ______
                                                                                                                     6,613,615
                                                                                                                        ______
Federal National Mortgage Association,
    Real Estate Mortgage Investment Conduit;
    Cl. G27-E,
    8 1/2%, 2/25/2018.......................................................                           562,165         568,653
                                                                                                                        ______
TOTAL MORTGAGE-BACKED SECURITIES............................................                                        47,826,154
                                                                                                                        ======

DREYFUS BASIC GNMA FUND
(FORMERLY DREYFUS INVESTORS GNMA FUND)
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1995
                                                                                               PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                    AMOUNT          VALUE
                                                                                                       _______        _______
U.S. TREASURY NOTES-12.6%
    4 5/8%, 2/15/1996.......................................................                    $      600,000     $   599,672
    6 1/2%, 8/15/2005.......................................................                         6,000,000       6,398,436
                                                                                                                        ______
TOTAL U.S. TREASURY NOTES...................................................                                         6,998,108
                                                                                                                        ======
TOTAL BONDS AND NOTES
    (cost $53,180,388)......................................................                                      $ 54,824,262
                                                                                                                        ======
SHORT-TERM INVESTMENT-8.4%
REPURCHASE AGREEMENT;
Lehman Government Securities Inc., 5.70%
    Dated 12/29/1995, Due 1/2/1996 in the amount of $4,702,977 (fully collateralized
    by $4,700,000 U.S. Treasury Notes, 7 5/8%, due 4/30/1996, value
$4,800,698) (b)
    (cost $4,700,000).......................................................                     $   4,700,000     $ 4,700,000
                                                                                                                        ======
TOTAL INVESTMENTS
    (cost $57,880,388)......................................................                             107.0%   $ 59,524,262
                                                                                                           ====        ======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                              (7.0%)  $ (3,909,687)
                                                                                                           ====        ======
NET ASSETS  ................................................................                             100.0%   $ 55,614,575
                                                                                                           ====        ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Purchased on a forward commitment basis.
    (b) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.


See notes to financial statements.

DREYFUS BASIC GNMA FUND
(FORMERLY DREYFUS INVESTORS GNMA FUND)
STATEMENT OF ASSETS AND LIABILITIES                                                     DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)
      (cost $57,880,388)-see statement......................................                                       $59,524,262
    Cash....................................................................                                            65,573
    Interest receivable.....................................................                                           453,632
    Paydowns receivable.....................................................                                            35,110
    Receivable for shares of Beneficial Interest subscribed.................                                             7,124
    Prepaid expenses........................................................                                             9,257
                                                                                                                        ______
                                                                                                                    60,094,958
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                      $     39,173
    Payable for investment securities purchased.............................                         4,129,271
    Payable for shares of Beneficial Interest redeemed......................                           235,756
    Accrued expenses........................................................                            76,183       4,480,383
                                                                                                       _____            ______
NET ASSETS  ................................................................                                       $55,614,575
                                                                                                                        ======
REPRESENTED BY:
    Paid-in capital.........................................................                                       $54,143,816
    Accumulated undistributed investment income-net.........................                                            19,379
    Accumulated net realized (loss) on investments..........................                                          (192,494)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         1,643,874
                                                                                                                        ______
NET ASSETS at value applicable to 3,606,225 shares outstanding
    (unlimited number of $.001 par value shares of
    Beneficial Interest authorized).........................................                                       $55,614,575
                                                                                                                        ======
NET ASSET VALUE, offering and redemption price per share
    ($55,614,575 / 3,606,225 shares)........................................                                            $15.42
                                                                                                                        ======






See notes to financial statements.

DREYFUS BASIC GNMA FUND
(FORMERLY DREYFUS INVESTORS GNMA FUND)
STATEMENT OF OPERATIONS                                                                             YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                        $3,672,726
    EXPENSES:
      Management fee-Note 2(a)..............................................                       $   299,419
      Shareholder servicing costs-Note 2(b).................................                           178,512
      Registration fees.....................................................                            37,216
      Trustees' fees and expenses-Note 2(c).................................                            37,079
      Auditing fees.........................................................                            25,439
      Custodian fees........................................................                            23,686
      Legal fees............................................................                            20,762
      Prospectus and shareholders' reports..................................                             8,261
      Miscellaneous.........................................................                             7,670
                                                                                                         _____
          TOTAL EXPENSES....................................................                           638,044
      Less-expense reimbursement from Manager due to
          undertakings-Note 2(a)............................................                           390,999
                                                                                                         _____
          NET EXPENSES......................................................                                           247,045
                                                                                                                        _____
          INVESTMENT INCOME-NET.............................................                                         3,425,681
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                        $1,605,147
    Net unrealized appreciation on investments..............................                         2,562,661
                                                                                                         _____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         4,167,808
                                                                                                                         _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $7,593,489
                                                                                                                        ======








See notes to financial statements.

DREYFUS BASIC GNMA FUND
(FORMERLY DREYFUS INVESTORS GNMA FUND)
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                           ________________________________
                                                                                            1994                      1995
                                                                                           ______                    ______
OPERATIONS:
    Investment income-net...................................................            $   3,499,509              $ 3,425,681
    Net realized gain (loss) on investments.................................               (1,967,259)               1,605,147
    Net unrealized appreciation (depreciation) on investments for the year..               (2,115,432)               2,562,661
                                                                                               ______                   ______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......                 (583,182)               7,593,489
                                                                                               ______                   ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................               (3,490,557)              (3,415,254)
                                                                                               ______                   ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................               18,193,639               22,533,965
    Dividends reinvested....................................................                2,338,409                2,239,783
    Cost of shares redeemed.................................................              (25,744,866)             (18,274,607)
                                                                                               ______                   ______
      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL
          INTEREST TRANSACTIONS.............................................               (5,212,818)               6,499,141
                                                                                               ______                   ______
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................               (9,286,557)              10,677,376
NET ASSETS:
    Beginning of year.......................................................               54,223,756               44,937,199
                                                                                               ______                   ______
    End of year (including undistributed investment income-net:
      $8,952 in 1994 and $19,379 in 1995)...................................             $ 44,937,199             $ 55,614,575
                                                                                               ======                   ======
                                                                                             SHARES                   SHARES
                                                                                            ______                     ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                1,237,307                1,509,390
    Shares issued for dividends reinvested..................................                  159,653                  150,171
    Shares redeemed.........................................................               (1,744,696)              (1,227,891)
                                                                                               ______                   ______
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................                 (347,736)                 431,670
                                                                                               ======                   ======






See notes to financial statements.

DREYFUS BASIC GNMA FUND
(FORMERLY DREYFUS INVESTORS GNMA FUND)
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                              YEAR ENDED DECEMBER 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                 ___          ___        ___         ___          ___
    Net asset value, beginning of year...........              $14.55      $15.34      $15.20       $15.39      $14.16
                                                                 ___          ___        ___         ___          ___
    INVESTMENT OPERATIONS:
    Investment income-net........................                1.06        1.16        1.11         1.08        1.03
    Net realized and unrealized gain (loss)
      on investments.............................                 .79        (.14)        .19        (1.23)       1.25
                                                                 ___          ___        ___         ___          ___
      TOTAL FROM INVESTMENT OPERATIONS...........                1.85        1.02        1.30         (.15)       2.28
                                                                 ___          ___        ___         ___          ___
    DISTRIBUTIONS;
    Dividends from investment income-net.........               (1.06)      (1.16)      (1.11)       (1.08)      (1.02)
                                                                 ___          ___        ___         ___          ___
    Net asset value, end of year.................              $15.34      $15.20      $15.39       $14.16      $15.42
                                                                 ___          ___        ___         ___          ___
                                                                 ___          ___        ___         ___          ___
TOTAL INVESTMENT RETURN..........................               13.28%       7.02%       8.75%        (.99%)     16.62%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .-          .-          .-           .06%        .50%
    Ratio of net investment income to average
      net assets.................................                7.78%       7.70%       7.15%        7.34%       6.86%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager (limited to the
      expense limitation provision of the management
      agreement).................................                1.50%       1.42%       1.28%        1.43%        .78%
    Portfolio Turnover Rate......................               40.28%      30.99%      34.02%      290.20%     254.36%
    Net Assets, end of year (000's Omitted)......             $25,036     $45,280     $54,224      $44,937     $55,615




See notes to financial statements.

DREYFUS BASIC GNMA FUND
(FORMERLY DREYFUS INVESTORS GNMA FUND)
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On July 17, 1995, the Fund's Trustees approved a change to the Fund's name, effective November 1, 1995, from "Dreyfus Investors GNMA Fund" to "Dreyfus BASIC GNMA Fund."
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Fund's Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments, which constitute a majority of the portfolio securities, are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to DREYFUS BASIC GNMA FUND
(FORMERLY DREYFUS INVESTORS GNMA FUND)
NOTES TO FINANCIAL STATEMENTS (CONTINUED) comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $192,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. If not applied, the carryover expires in fiscal 2002.
    In connection with the adoption of Statement of Position 93-2 ("Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies"), the Fund has reclassified $169,618 from accumulated net realized loss on investments to paid-in capital. Results of operations and net assets were not effected by this reclassification.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from January 1, 1995 through March 31, 1995, to waive receipt of the management fee payable to it by the Fund, and thereafter through July 31, 1995 to reduce the management fee paid by, or reimburse such excess expense of the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Funds' average daily net assets. The Manager has currently undertaken through June 30, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .65 of 1% of the average daily value of the Fund's net assets. In addition, during the year ended December 31, 1995, the Manager voluntarily assumed all or part of the remaining expenses of the Fund. The expense reimbursement, pursuant to the undertakings, amounted to $390,999 for the year ended December 31, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

DREYFUS BASIC GNMA FUND
(FORMERLY DREYFUS INVESTORS GNMA FUND)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $3,869 for the period from December 1, 1995 through December 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses the Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended December 31, 1995, the Fund was charged an aggregate of $124,129 pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $126,948,692 and $117,836,425, respectively.
    At December 31, 1995, accumulated net unrealized appreciation on investments was $1,643,874, consisting of $1,662,236 gross unrealized appreciation and $18,362 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC GNMA FUND
(FORMERLY DREYFUS INVESTORS GNMA FUND)
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS BASIC GNMA FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC GNMA Fund, including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC GNMA Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
February 6, 1996


[Dreyfus logo]
DREYFUS BASIC
GNMA FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           080AR9512
[Dreyfus logo]
BASIC
GNMA
Fund
Annual Report
December 31, 1995